EXHIBIT 10.16

SUPPLEMENT dated as of November 21, 2011 (this “Supplement”), to the Guarantee Agreement dated as of January 7, 2009 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among USG CORPORATION, a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower from time to time party thereto (together with the Borrower, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Third Amended and Restated Credit Agreement dated as of December 21, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto, the Administrative Agent, and Bank of America, N.A. and Wells Fargo Bank, N.A., as Co-Syndication Agents.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement referred to therein.

C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 4.14 of the Guarantee Agreement provides that additional Subsidiaries may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 4.14 of the Guarantee Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guarantee Agreement shall be deemed to include the New Subsidiary. The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Guaranteed Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guarantee Agreement.

SECTION 8. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

SECTION 9. The Borrower hereby designates the New Subsidiary as, and the New Subsidiary hereafter will be, a Material Subsidiary and a Restricted Collateral Party for all purposes of the Credit Agreement and other Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

USG INTERIORS, LLC,

by
/s/ Karen L. Leets
Name: Karen L. Leets
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

Solely with respect to Section 9 hereof:

USG CORPORATION,

by
/s/ Karen L. Leets
Name: Karen L. Leets
Title: Vice President and Treasurer